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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS SECOND QUARTER 2024 FINANCIAL RESULTS

AND UPDATES 2024 FINANCIAL GUIDANCE
Highlights:
●
Second-quarter 2024 GAAP diluted EPS of $0.80, and non-GAAP diluted EPS of $1.23
●
Operating cash flow of $296 million for the second quarter of

2024, year-to-date operating cash flow of $493
million up $192 million compared with year-to-date 2023
●
2024 full-year non-GAAP EPS guidance updated to $4.70 to $4.82
●
New restructuring plan targeting $75 million to $100 million in annual run-rate savings

●
Share repurchase authorization increased by $500 million

MELVILLE, N.Y.,

August 6, 2024 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported financial results for the second quarter ended June
29, 2024.
“We delivered solid second quarter financial results,

including strong operating cash flow, that reflected stable end markets. Gross margin continued to increase, driven by our strategies to expand our high-growth,

high-margin products and
services and by the successful performance of our recent acquisitions.

We are experiencing improving sales trends in our
distribution businesses, however, the pace of recovery in these businesses since the cyber incident late last year has been
slower than anticipated,” said Stanley M. Bergman, Chairman of the Board and Chief

Executive Officer of Henry Schein.

“Given the challenging economic environment in certain markets,

as well as this delay in recovery from the cyber
incident, we are updating our 2024 full-year financial guidance.

“We remain committed to our long-term financial goals through advancement of the BOLD+1 Strategic Plan, supported by our strong balance sheet and new restructuring plan, as we continue

to generate

synergies by connecting our
distribution businesses, specialty products, and technology and value-added services,” Mr. Bergman added.
Second-Quarter 2024 Financial Results
●
Total

net sales

for the quarter were $3.1 billion, an increase of 1.1% compared with the second quarter of 2023. This
reflects 4.0% sales growth from acquisitions, a 0.5% sales decrease resulting from foreign exchange rates, a 0.5%
sales decrease from lower sales of personal protective equipment (PPE), primarily the result of lower glove pricing,
and the pace of recovery from the cyber incident late last year.

● Internal sales

for the quarter decreased 2.4%,

which includes a 0.5% decrease from lower PPE sales.

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1
Second-quarter sales and internal sales growth are summarized below and detailed in Exhibit A
1
.

Sales
($ Billion)
Total
Growth/(Decrease)
1
(%)
Internal
Growth/(Decrease)
(%)
Global Dental $1.9 (1.7%) (2.1%)

Merchandise
$1.5 (1.9%) (2.6%)

Equipment
$0.4 (0.7%) (0.4%)
Global Medical $1.0 5.0% (4.3%)
Global Technology and Value

-Added Services
$0.2 10.8% 3.9%
TOTAL SALES

Note: items may not sum due to rounding
$3.1 1.1% (2.4%)
●
GAAP net income
2

for the quarter was $104 million, or $0.80 per diluted share
4
, and compares with second-quarter
2023 GAAP net income of $140 million, or $1.06 per diluted share.
●
Non-GAAP net income
2
for the quarter was $158 million, or $1.23 per diluted share
4
, and compares with second-
quarter 2023 non-GAAP net income of $173 million, or $1.31 per diluted share.

●
Operating cash flow

for the quarter of $296 million, up $22 million compared with second-quarter 2023.
●
Adjusted EBITDA
3

for the quarter was $268 million, in line with second-quarter 2023 Adjusted

EBITDA of $279
million.
Year

-to-Date Financial Results
●
Total

net sales

for the first half of 2024 were $6.3 billion, an increase of 2.4%

compared with the first half of 2023.
This reflects 4.5% sales growth from acquisitions, a 0.7% sales decrease from lower sales of personal protective
equipment, and the pace of recovery from the cyber incident late last year. The impact from foreign exchange rates
was not significant.
● Internal sales

for the first half of 2024 decreased 2.1%, which includes a 0.7% decrease from lower PPE sales.

1
See Exhibit A for details of sales growth. Internal sales growth is calculated from total net sales using constant foreign
exchange rates and excludes sales from acquisitions.
2

See Exhibit B for a reconciliation of GAAP net income and diluted

EPS to non-GAAP net income and diluted EPS.
3
See Exhibit C for a reconciliation of GAAP net income to Adjusted EBITDA.
4

References to diluted EPS refer to diluted EPS attributable to Henry Schein, Inc.

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First half of 2024 sales and internal sales growth are summarized below and detailed in Exhibit A
1
.

Sales
($ Billion)
Total
Growth/(Decrease)
1
(%)
Internal
Growth/(Decrease)
1
(%)
Global Dental $3.8 (0.5%) (2.5%)

Merchandise
$3.0 (0.6%) (3.2%)

Equipment
$0.9 0.0% (0.1%)
Global Medical $2.0 6.2% (2.4%)
Global Technology and Value

-Added Services
$0.4 12.3% 3.6%
TOTAL SALES $6.3 2.4% (2.1%)
Note: items may not sum due to rounding

●
GAAP net income
2

for the first half of 2024 was $197 million, or $1.52 per diluted share
4
, and compares with first-
half 2023 GAAP net income of $261 million, or $1.97 per diluted share.
●
Non-GAAP net income
2
for the first half of 2024 was $301 million, or $2.33 per diluted share
4
, and compares with
first-half 2023 non-GAAP net income of $334 million, or $2.52 per diluted share.

●
Operating cash flow
for the first half of $493 million, up $192 million compared with first-half 2023.
●
Adjusted EBITDA
3

for the first half of 2024 was $523 million and compares with first-half

2023 Adjusted EBITDA
of $535 million.
Restructuring Plan
Henry Schein is today announcing a restructuring plan to integrate recent acquisitions, right-size operations and
further increase efficiencies, targeting $75 million to $100 million in annual run-rate savings.

The Company expects to record restructuring charges in the second half of 2024 and in 2025; however,

an estimate
of the amount of these charges has not yet been determined as plans are still being finalized. Restructuring charges

are
expected primarily to include severance pay and facility-related costs.

The restructuring plan announced in the third quarter of 2022 was completed on July 31, 2024.
Share Repurchases
During the second quarter of 2024, the Company repurchased approximately

1.4 million shares of its common stock
at an average price of $70.64 per share, for a total of approximately $100 million. The impact of these share repurchases on
second-quarter diluted EPS was immaterial.

At quarter-end, Henry Schein had approximately $90 million

authorized and available for future stock repurchases.

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An additional $500 million share repurchase program was authorized by the Company’s Board of Directors on July
31, 2024.
2024 Financial Guidance
Henry Schein is updating full-year 2024 financial guidance, as described below. Guidance is for current continuing operations as well as acquisitions that have closed and does not include the impact of potential future acquisitions,
restructuring and integration expenses, amortization expense of acquired intangible assets,

contingent consideration
revaluation adjustments,

certain expenses directly associated with the cyber incident or any related insurance claim recovery.
This guidance also assumes that foreign currency exchange rates remain generally consistent with current levels and that end
markets remain consistent with current market conditions.
●
2024 total sales growth is now expected to be approximately 4% to 6% over

2023, compared with prior guidance of
8% to 10% growth.

The previous guidance anticipated a stronger economy as well as a faster recovery from the
cyber incident.

●
2024 non-GAAP diluted EPS attributable to Henry Schein, Inc.

is now expected to be $4.70 to $4.82, compared with
prior guidance of $5.00 to $5.16, and reflects growth of 4% to 7%

compared with 2023 non-GAAP diluted EPS of
$4.50.

●
2024 Adjusted EBITDA is expected to grow in the low double-digit percentages versus 2023 Adjusted EBITDA and
compares with prior guidance of more than 15%.
Adjustments to 2024 GAAP Net Income and Diluted EPS
The Company is providing guidance for 2024 diluted EPS on a non-GAAP basis and for 2024 Adjusted EBITDA, as
noted above. The Company is not providing a reconciliation of its 2024 non-GAAP guidance to its projected 2024 diluted
EPS prepared on a GAAP basis, or its projected 2024 Adjusted EBITDA to net income prepared on a GAAP basis. This is
because the Company is unable to provide without unreasonable effort an estimate of restructuring costs related to an
ongoing initiative to drive operating efficiencies, including the corresponding tax effect, that will be included in the
Company’s 2024 diluted EPS and net income prepared on a GAAP basis. The inability to provide this reconciliation is due to
the uncertainty and inherent difficulty of predicting the occurrence, magnitude,

financial impact, and timing of related costs.
Management does not believe these items are representative of the Company’s underlying business performance.

For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be
material to future results.

Second-Quarter 2024 Conference Call Webcast
The Company will hold a conference call to discuss second-quarter 2024 financial results today, beginning at 10:00
a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting

more
www.henryschein.com/IRwebcasts.

In addition, a replay will be available beginning shortly

after the call has ended for a
period of one week.

The Company will be posting slides that provide a summary of its second-quarter

2024 financial results on its
website at https://www.henryschein.com/us-en/Corporate/investor-presentations.aspx.
About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With more than 25,000 Team

Schein Members worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational
success and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively. These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our main distribution centers.
A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 33 countries and territories. The Company's sales reached

$12.3 billion in 2023, and
have grown at a compound annual rate of approximately 11.5 percent since Henry Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,
Instagram.com/HenrySchein, and
@HenrySchein on X.
Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation

Reform Act of 1995, we provide the
following cautionary remarks regarding important factors that, among others,

could cause future results to differ materially from the
forward-looking statements, expectations and assumptions expressed or implied herein.

All forward-looking statements made by us are
subject to risks and uncertainties and are not guarantees of future performance.

These forward-looking statements involve known and
unknown risks, uncertainties and other factors that may cause our actual results,

performance and achievements or industry results to be
materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
These statements include total sales growth, EPS and Adjusted EBITDA guidance and are generally identified by the use of such terms as
“may,” “could,” “expect,”

“intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,”

“to be,” “to make” or other
comparable terms.

A fuller discussion of our operations, financial condition and status of litigation matters,

including factors that may
affect our business and future prospects, is contained

in documents we have filed with the United States Securities and Exchange
Commission, or SEC, including our Annual Report on Form 10-K,

and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from
current expectations.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but
are not limited to: our dependence on third parties for the manufacture and supply of our products; our ability to develop or acquire and maintain and protect new products (particularly technology products)

and technologies that achieve market acceptance with acceptable margins; transitional challenges associated with acquisitions,

dispositions and joint ventures, including the failure to achieve anticipated synergies/benefits, as well as significant demands on our operations,

information systems, legal, regulatory,

compliance, , financial and
human resources functions in connection with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; security risks associated with our information systems and technology products and services, such as cyberattacks or other privacy or data security breaches (including the October 2023 incident); effects of a highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market; changes in the health care industry;
risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or
other service issues with our third-party shippers; general global and domestic macro-economic and political conditions, including

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inflation, deflation, recession, ongoing wars, fluctuations in energy pricing and the value of the U.S. dollar as compared to foreign currencies, and changes to other economic indicators, international trade agreements, potential trade barriers and terrorism; geopolitical wars; failure to comply with existing and future regulatory requirements;

risks associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations;

failure to comply with laws and
regulations relating to the collection, storage and processing of sensitive personal information or standards in electronic health records or
transmissions; changes in tax legislation; risks related to product liability,

intellectual property and other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks,

epidemics, pandemics (such as the COVID-19
pandemic), or similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; litigation risks; new or unanticipated litigation developments and the status of litigation matters; our dependence on our senior management, employee hiring and retention, and our relationships with customers,

suppliers and manufacturers; and disruptions in
financial markets.

The order in which these factors appear should not be construed to indicate their relative importance or priority.
We caution that

these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.
Accordingly, any forward-looking

statements contained herein should not be relied upon as a prediction of actual results. We undertake
no duty and have no obligation to update forward-looking statements except as required by law.

Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of
Income prepared under generally accepted accounting principles (GAAP).

These non-GAAP financial measures adjust the Company’s
actual results prepared under GAAP to exclude certain items. In the schedules attached to the press release, the non-GAAP measures have
been reconciled to and should be considered together with the Consolidated

Statements of Income. Management believes that non-GAAP
financial measures provide investors with useful supplemental information about the financial performance of our business, enable
comparison of financial results between periods where certain items may vary independent of business performance and allow for greater
transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded
include integration and restructuring costs, and amortization of acquisition

-related assets, because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis.
These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a
replacement for corresponding, similarly captioned, GAAP measures.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Ann Marie Gothard
Vice President, Global Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169
(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF INCOME
(in millions,

except share and per share data)
(unaudited)
Three Months Ended Six Months Ended
June 29, July 1, June 29, July 1,
2024 2023 2024 2023
Net sales

$ 3,136 $ 3,100 $ 6,308 $ 6,160
Cost of sales

2,118 2,125 4,278 4,219
Gross profit

1,018 975 2,030 1,941
Operating expenses:
Selling, general and administrative

781 707 1,572 1,424
Depreciation and amortization 63 49 124 93
Restructuring costs 15 18 25 48
Operating income 159 201 309 376
Other income (expense):
Interest income

6 3 11 6
Interest expense

(32) (19) (62) (33)
Other, net

(1) 1 1 -
Income before taxes, equity in earnings of affiliates and
noncontrolling interests
132 186 259 349
Income taxes (33) (41) (65) (80)
Equity in earnings of affiliates, net of tax 6 3 9 7
Net income 105 148 203 276
Less: Net income attributable to noncontrolling interests

(1) (8) (6) (15)
Net income attributable to Henry Schein, Inc. $ 104 $ 140 $ 197 $ 261
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 0.81 $ 1.07 $ 1.53 $ 1.99
Diluted

$ 0.80 $ 1.06 $ 1.52 $ 1.97
Weighted-average common

shares outstanding:
Basic

127,784,380 130,905,899 128,252,628 131,136,450
Diluted

128,646,506 131,873,174 129,206,780 132,465,749

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

BALANCE SHEETS
(in millions, except share data)
June 29, December 30,
2024 2023
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents

$ 138 $ 171
Accounts receivable, net of allowance for credit losses of $82 and $83 1,559 1,863
Inventories, net of reserves of $145 and $192 1,657 1,815
Prepaid expenses and other

587 639
Total current assets

3,941 4,488
Property and equipment, net

518 498
Operating lease right-of-use assets 304 325
Goodwill

3,905 3,875
Other intangibles, net

1,081 916
Investments and other 502 471
Total assets

$ 10,251 $ 10,573
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 867 $ 1,020
Bank credit lines

505 264
Current maturities of long-term debt

106 150
Operating lease liabilities 75 80
Accrued expenses:
Payroll and related

279 332
Taxes

150 137
Other

567 700
Total current liabilities

2,549 2,683
Long-term debt

1,891 1,937
Deferred income taxes

115 54
Operating lease liabilities 261 310
Other liabilities

431 436
Total liabilities

5,247 5,420
Redeemable noncontrolling interests

856 864
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
127,080,545 outstanding on June 29, 2024 and
129,247,765 outstanding on December 30, 2023 1 1
Additional paid-in capital - -
Retained earnings

3,803 3,860
Accumulated other comprehensive loss

(292) (206)
Total Henry Schein, Inc. stockholders' equity 3,512 3,655
Noncontrolling interests 636 634
Total stockholders' equity

4,148 4,289
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 10,251 $ 10,573

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED

STATEMENTS

OF CASH FLOWS
(in millions)/(unaudited)
Three Months Ended Six Months Ended
June 29, July 1, June 29, July 1,
2024 2023 2024 2023
Cash flows from operating activities:
Net income $ 105 $ 148 $ 203 $ 276
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization

74 59 147 111
Non-cash restructuring charges 5 3 6 10
Stock-based compensation expense 12 14 20 24
Provision for losses on trade and other accounts receivable

2 1 7 2
Benefit from deferred income taxes (21) (5) (19) (3)
Equity in earnings of affiliates (6) (3) (9) (7)
Distributions from equity affiliates

7 7 9 9
Changes in unrecognized tax benefits 1 2 3 3
Other

(3) (8) (9) (9)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

80 38 270 18
Inventories

33 100 107 163
Other current assets

9 (30) 50 (1)
Accounts payable and accrued expenses

(2) (52) (292) (295)
Net cash provided by operating activities 296 274 493 301
Cash flows from investing activities:
Purchases of property and equipment (37) (37) (78) (68)
Payments related to equity investments and business acquisitions, net of cash acquired

(161) (250) (181) (251)
Proceeds from loan to affiliate 2 1 3 3
Capitalized software costs (11) (11) (20) (20)
Other

(2) (4) (5) (4)
Net cash used in investing activities

(209) (301) (281) (340)
Cash flows from financing activities:
Net change in bank credit lines 242 86 242 218
Proceeds from issuance of long-term debt

- 377 90 408
Principal payments for long-term debt

(117) (365) (177) (366)
Proceeds from issuance of stock upon exercise of stock options

1 - 2 1
Payments for repurchases and retirement of common stock

(100) (50) (175) (150)
Payments for taxes related to shares withheld for employee taxes (1) (3) (8) (33)
Distributions to noncontrolling shareholders (22) (2) (28) (6)
Acquisitions of noncontrolling interests in subsidiaries

(117) (5) (211) (13)
Net cash provided by (used in) financing activities (114) 38 (265) 59
Effect of exchange rate changes on cash and cash equivalents 6 - 20 -
Net change in cash and cash equivalents (21) 11 (33) 20
Cash and cash equivalents, beginning of period

159 126 171 117
Cash and cash equivalents, end of period

$ 138 $ 137 $ 138 $ 137

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Exhibit A - Second Quarter Sales
Henry Schein, Inc.
2024 Second Quarter
Sales Summary
(in millions)
(unaudited)
Q2 2024 over Q2 2023
Local Currency Growth
Global Q2 2024 Q2 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,484 $ 1,514 -2.6% 1.4% -1.2% -0.7% -1.9%
Dental Equipment 440 443 -0.4% 0.2% -0.2% -0.5% -0.7%
Total Dental 1,924 1,957 -2.1% 1.2% -0.9% -0.8% -1.7%
Medical 998 950 -4.3% 9.3% 5.0% 0.0% 5.0%
Total Health Care Distribution 2,922 2,907 -2.8% 3.8% 1.0% -0.5% 0.5%
Technology and Value

-Added Services
214 193 3.9% 7.0% 10.9% -0.1% 10.8%
Total Global $ 3,136 $ 3,100 -2.4% 4.0% 1.6% -0.5% 1.1%
Local Currency Growth
North America Q2 2024 Q2 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 849 $ 897 -5.2% 0.1% -5.1% -0.2% -5.3%
Dental Equipment 280 272 2.9% 0.0% 2.9% -0.2% 2.7%
Total Dental 1,129 1,169 -3.3% 0.0% -3.3% -0.1% -3.4%
Medical 970 925 -4.3% 9.2% 4.9% 0.0% 4.9%
Total Health Care Distribution 2,099 2,094 -3.8% 4.1% 0.3% -0.1% 0.2%
Technology and Value

-Added Services
186 168 2.9% 7.9% 10.8% 0.0% 10.8%
Total North America $ 2,285 $ 2,262 -3.3% 4.4% 1.1% -0.1% 1.0%
Local Currency Growth
International Q2 2024 Q2 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 635 $ 617 1.0% 3.6% 4.6% -1.7% 2.9%
Dental Equipment 160 171 -5.5% 0.6% -4.9% -1.2% -6.1%
Total Dental 795 788 -0.4% 2.9% 2.5% -1.5% 1.0%
Medical 28 25 -1.9% 12.1% 10.2% -1.2% 9.0%
Total Health Care Distribution 823 813 -0.4% 3.2% 2.8% -1.6% 1.2%
Technology and Value

-Added Services
28 25 10.5% 0.8% 11.3% -0.3% 11.0%
Total International $ 851 $ 838 -0.1% 3.1% 3.0% -1.5% 1.5%

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Exhibit A - Year

-to-Date Sales
Henry Schein, Inc.
2024 Second Quarter Year

-to-Date
Sales Summary
(in millions)
(unaudited)
Q2 2024 Year

-to Date over Q2 2023 Year

-to-Date
Local Currency Growth
Global Q2 2024 Q2 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 2,983 $ 3,001 -3.2% 2.6% -0.6% 0.0% -0.6%
Dental Equipment 855 854 -0.1% 0.1% 0.0% 0.0% 0.0%
Total Dental 3,838 3,855 -2.5% 2.1% -0.4% -0.1% -0.5%
Medical 2,039 1,921 -2.4% 8.6% 6.2% 0.0% 6.2%
Total Health Care Distribution 5,877 5,776 -2.5% 4.3% 1.8% -0.1% 1.7%
Technology and Value

-Added Services
431 384 3.6% 8.5% 12.1% 0.2% 12.3%
Total Global $ 6,308 $ 6,160 -2.1% 4.5% 2.4% 0.0% 2.4%
Local Currency Growth
North America Q2 2024 Q2 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,697 $ 1,793 -5.3% 0.0% -5.3% 0.0% -5.3%
Dental Equipment 535 520 2.9% 0.0% 2.9% -0.1% 2.8%
Total Dental 2,232 2,313 -3.5% 0.0% -3.5% 0.0% -3.5%
Medical 1,984 1,876 -2.4% 8.2% 5.8% 0.0% 5.8%
Total Health Care Distribution 4,216 4,189 -3.0% 3.7% 0.7% -0.1% 0.6%
Technology and Value

-Added Services
375 334 2.6% 9.8% 12.4% 0.0% 12.4%
Total North America $ 4,591 $ 4,523 -2.6% 4.1% 1.5% 0.0% 1.5%
Local Currency Growth
International Q2 2024 Q2 2023
Local Internal
Growth
Acquisition
Growth
Total Local
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
Dental Merchandise $ 1,286 $ 1,208 0.0% 6.5% 6.5% 0.0% 6.5%
Dental Equipment 320 334 -4.7% 0.3% -4.4% 0.1% -4.3%
Total Dental 1,606 1,542 -1.0% 5.1% 4.1% 0.0% 4.1%
Medical 55 45 -5.6% 29.0% 23.4% -0.7% 22.7%
Total Health Care Distribution 1,661 1,587 -1.1% 5.8% 4.7% -0.1% 4.6%
Technology and Value

-Added Services
56 50 9.7% 0.8% 10.5% 1.3% 11.8%
Total International $ 1,717 $ 1,637 -0.8% 5.6% 4.8% 0.1% 4.9%

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Exhibit B
Henry Schein, Inc.
2024 Second Quarter
Reconciliation of reported GAAP net income and diluted EPS attributable to

Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein,

Inc.
(in millions, except per share data)
(unaudited)
Second Quarter
Year

-to-Date
% %
2024 2023 Growth 2024 2023 Growth
Net income attributable to Henry Schein, Inc. $ 104 $ 140 (25.8) % $ 197 $ 261 (24.6) %
Diluted EPS attributable to Henry Schein, Inc. $ 0.80 $ 1.06 (24.5) % $ 1.52 $ 1.97 (22.8) %
Non-GAAP Adjustments, net of tax and attribution to
noncontrolling interests
Restructuring costs (1) $ 11 $ 13 $ 18 $ 34
Acquisition intangible amortization (2) 28 20 56 39
Cyber incident-insurance proceeds, net of third-party advisory expenses (3) (6) - (2) -
Change in contingent consideration (4) 17 - 28 -
Litigation settlements (5) 4 - 4 -
Non-GAAP adjustments to net income $ 54 $ 33 $ 104 $ 73
Non-GAAP adjustments to diluted EPS

0.43 0.25 0.81 0.55
Non-GAAP net income attributable to Henry Schein, Inc. $ 158 $ 173 (8.3) % $ 301 $ 334 (9.7) %
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.23 $ 1.31 (6.1) % $ 2.33 $ 2.52 (7.5) %
Management believes that non-GAAP financial measures

provide investors with useful supplemental information

about the financial
performance of our business, enable comparison of financial results between periods where certain items may

vary independent of
business performance and allow for greater transparency

with respect to key metrics used by management

in operating our business.
These non-GAAP financial measures are

presented solely for informational and comparative

purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Net income growth rates are

based on actual values and may not
recalculate due to rounding.

Amounts may not sum due to rounding.
(1)

Restructuring Costs
The following table presents details of our restructuring costs:
Second Quarter Full Year
2024 2023 2024 2023
Restructuring costs - pre-tax, as reported $ 15 $ 18 $ 25 48
Income tax benefit (3) (4) (6) (12)
Amount attributable to noncontrolling interests (1) (1) (1) (2)
Restructuring costs, net $ 11 $ 13 $ 18 $ 34
Q2 2024

restructuring costs primarily consisted of employee severance and costs related to the exit of facilities.

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(2)

Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
Second Quarter Full Year
2024 2023 2024 2023
Acquisition intangible amortization - pre-tax, as reported $ 47 $ 34 $ 93 64
Income tax benefit (12) (9) (23) (16)
Amount attributable to noncontrolling interests (7) (5) (14) (9)
Acquisition intangible amortization, net $ 28 $ 20 $ 56 $ 39
(3)

Represents cyber insurance proceeds, net of one time professional and other fees related to remediation of our Q4
2023 cyber incident.

During Q2 2024, we received insurance proceeds of $10 million ($8 million, net of taxes)
representing a partial insurance recovery of losses related to the cyber incident.

One time professional and other fees
were $3 million ($2 million, net of taxes) and $8 million ($6 million, net of taxes),

for Q2 2024 and YTD 2024,
respectively.
(4)

Represents a change in the fair value of contingent consideration of $23 million

($17 million, net of taxes) and $38
million ($28 million, net of taxes) recorded during Q2 2024 and YTD

2024, respectively, related

to a 2023
acquisition.
(5)

Represents settlement amounts for litigation related to the October 2023 cyber incident and settlement of certain
opioid related lawsuits.

###
Exhibit C
Henry Schein, Inc.
2024 Second Quarter
Reconciliation of reported GAAP net income to Adjusted EBITDA
(in millions)
(unaudited)
Second Quarter Full Year
2024 2023 2024 2023
Net income attributable to Henry Schein, Inc. (GAAP) $ 104 $ 140 $ 197 261
Income attributable to noncontrolling interests 1 8 6 15
Net income (GAAP) 105 148 203 276
Definitional adjustments:
Interest income (6) (3) (11) (6)
Interest expense 32 19 62 33
Income taxes 33 41 65 80
Depreciation and amortization 74 59 147 111
Non-GAAP adjustments:
Restructuring costs 15 18 25 48
Cyber incident-insurance proceeds, net of third-party advisory expenses
(7) - (2) -
Change in contingent consideration 23 - 38 -
Litigation settlements 5 - 5 -
Other adjustments:
Equity in earnings of affiliates, net of tax (6) (3) (9) (7)
Adjusted EBITDA (non-GAAP) $ 268 $ 279 $ 523 $ 535
Adjusted EBITDA is a non-GAAP measure that we calculate

in the manner reflected on Exhibit C. We define Adjusted EBITDA as net income, excluding (i) net income attributable to noncontrolling interests, (ii) interest income and expense, (iii) income

taxes, (iv)
depreciation and amortization, (v) restructuring costs, (vi)

cyber incident-insurance proceeds, net of third-party advisory expenses, (vii)
change in contingent consideration, (viii) litigation settlements

(ix) equity in earnings of affiliates.

Amounts may not sum due to rounding.